EXHIBIT 10.4

FIFTH AMENDMENT
TO
CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”) is dated as of October 29, 2002, and is entered into by and among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the “Company”), each of the Lenders (as defined in the Credit Agreement referred to below) signatory hereto, and BANK OF AMERICA, N.A., as Issuing Bank (as defined in the Credit Agreement) and as administrative agent for itself and the Lenders (in its capacity as administrative agent, the “Agent”).

RECITALS

A.  The Company, the Lenders, Merrill Lynch Capital Corporation and Morgan Stanley Senior Funding Inc., as co-syndication agents, and the Agent are parties to a Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000, as amended by (i) the First Amendment to Credit Agreement, dated as of January 26, 2001, (ii) the Second Amendment to Credit Agreement, dated as of March 15, 2001, (iii) the Third Amendment to Credit Agreement, dated as of December 5, 2001 and (iv) the Fourth Amendment to Credit Agreement, dated as of June 13, 2002 (the “Credit Agreement”), pursuant to which the Agent and the Lenders have extended certain credit facilities to the Company.

B.  The Company has requested that the Lenders agree to amendments to the Credit Agreement as set forth herein.

C.  The Lenders are willing to amend the Credit Agreement, subject to the terms and conditions of this Fifth Amendment.

NOW, THEREFORE, in consideration of the agreements and provisions herein contained and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree as follows:

Section 1.    Definitions. Any capitalized term used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

Section 2.  Amendments to Credit Agreement. The Credit Agreement is hereby amended, effective as of the date of this Fifth Amendment becomes effective in accordance with Section 4 hereof, as follows:

2.01  Amendment to Section 1.01.

(a) The following defined terms are hereby added to Section 1.01 of the Credit Agreement in alphabetical order:

“Unisource” means Unisource Worldwide, Inc., a Delaware corporation.

“Unisource Parent” means a Subsidiary of the Company which directly owns 100% of the capital stock of Unisource as a result of the transaction described in Section 9.04(g).

“Unisource Receivables Transactions” shall mean the transactions evidenced by the following: (i) Receivables Sale Agreement, dated October 1, 1997, as amended, among Portfolio Receivables LLC, Unisource Worldwide, Inc., Asset Securitization Cooperative Corporation and Canadian Imperial Bank of Commerce, (ii) Receivables Sale Agreement, dated October 1, 1997, as amended, among Portfolio Receivables LLC, Unisource Worldwide, Inc., Canadian Imperial Bank of Commerce, as Purchaser, and Canadian Imperial Bank of Commerce, as Servicing Agent, and (iii) Receivables Purchase Agreement and Guaranty, dated as of September 4, 1992, as amended, among Unisource Canada, Inc., The Trust Company Bank of Montreal, Georgia-Pacific Corporation, and BMO Nesbitt Burns Inc.

(b) The definition of “Net Proceeds” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following new definition in replacement thereof:

“Net Proceeds” means, in respect of any Asset Sales by the Company or any of its Subsidiaries, the proceeds in cash received by the Company or any of its Subsidiaries with respect to or on account of such Asset Sales, net of: (a) the direct costs of such Asset Sales then payable by the recipient of such proceeds, (b) sales, use, income and other taxes paid or payable by such recipient as a result thereof, (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Permitted Lien on the properties subject to such disposition; and (d) without duplication in respect of clause (c) above, the amounts required to be applied to repay any indebtedness and prepayment penalties and fees in connection with or with respect to the Unisource Receivables Transactions, in the case of any sale or disposition of more than 50% of the capital stock or other ownership interest of Unisource or Unisource Parent, as the case may be.

(c) The definition of “Principal Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following new definition in replacement thereof:

“Principal Subsidiary” means each of the following: each of the Persons identified on Schedule 1.01(d) so long as such Person remains a Subsidiary of the Company; any Subsidiary of the Company designated by the Company as a “Principal Subsidiary”; and any other Subsidiary of the Company having assets constituting at least 10% of the Total Assets.

Schedule 1.01(d) is attached hereto as Exhibit B.

2.02 Amendments to Section 9.04. Section 9.04 of the Credit Agreement is hereby amended as follows:

(a) Section 9.04 of the Credit Agreement is hereby amended by adding the following new subsections (g) and (h) to such Section:

(g) the Company may contribute, distribute or dividend all of its holdings of capital stock of Unisource to a Principal Subsidiary; provided that (i) such Principal Subsidiary (A) is a direct or indirect wholly-owned Subsidiary of the Company and (B) has executed and delivered, or caused to be executed and delivered, all relevant documentation of the types set forth in clauses (a) and (b) in Section 8.13, and (ii) immediately after giving effect to such contribution, distribution or dividend, all of the capital stock of Unisource constitutes all or substantially all the assets of such Principal Subsidiary; or

(h) the Company may lease (as a lessor or sublessor) any warehouse or distribution facility, including any office space contained therein, to a Restricted Subsidiary or a Principal Subsidiary so long as (A) such lease does not materially interfere with the conduct of the business of the Company and (B) such lease is on fair and reasonable terms and conditions substantially as favorable to the Company as would be obtainable by the Company at the time in a comparable arm’s length transaction with a Person other than an Affiliate of the Company.

(b) Section 9.04 of the Credit Agreement is hereby amended as follows: by deleting the word “or” after subsection (e) therein; and by deleting the period at the end of subsection (f) therein and inserting in replacement thereof a semicolon.

2.03 Amendment to Article 9. Article 9 of the Credit Agreement is hereby amended by adding thereto the following new Section 9.13:

9.13. Unisource Parent. If the contribution, distribution or dividend transaction described in Section 9.04(g) has occurred, then, so long as Unisource Parent remains a Subsidiary of the Company, the Company shall not permit Unisource Parent to own assets whereby the capital stock of Unisource does not constitute all or substantially all of the assets of Unisource Parent.

2.04 Amendment to Section 11.11.    Section 11.11 of the Credit Agreement is hereby amended by deleting such Section 11.11 in is entirety and inserting the following new Section 11.11 in replacement thereof:

11.11 Release from Subsidiary Guaranty.    The Administrative Agent is hereby authorized and directed to release any Principal Subsidiary from the Subsidiary Guaranty (Multi-Year Revolving Credit Facility) in connection with any disposition or merger of such Principal Subsidiary permitted hereunder or any sale of all or substantially all of the assets of such Principal Subsidiary permitted hereunder. In addition, if more than 50% of the capital stock or other ownership interest of Unisource or of Unisource Parent is sold to the extent permitted hereunder, then the Administrative Agent is hereby authorized and directed to (i) release Unisource from the Subsidiary Guaranty (Multi-Year Revolving Credit Facility), in the case of the sale of more than 50% of the capital stock of Unisource, or (ii) release both Unisource Parent and Unisource from the Subsidiary Guaranty (Multi-Year Revolving Credit Facility), in the case of the sale of more than 50% of the capital stock or other ownership interest of Unisource Parent.

Section 3. Representations and Warranties.    In order to induce the Agent and the Lenders to enter into this Fifth Amendment, the Company hereby represents and warrants that:

3.01 No Default.    At and as of the date of this Fifth Amendment and at and as of the Effective Date and both prior to and after giving effect to this Fifth Amendment, no Default or Event of Default exists.

3.02 Representations and Warranties True and Correct.    At and as of the date of this Fifth Amendment and at and as of the Effective Date and both prior to and after giving effect to this Fifth Amendment, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all respects.

3.03 Corporate Power, Etc.

(a) The Company (i) has all requisite corporate power and authority to execute and deliver, and to perform its obligations under, this Fifth Amendment and (ii) has taken all corporate action necessary to authorize the execution and delivery by it of, and the performance by it of its obligations under, this Fifth Amendment.

(b) Each of the Principal Subsidiaries party to the Consent (as such term is defined in Section 4.01(b) hereof) (i) has all requisite corporate power and authority to execute, deliver and perform the Consent and (ii) has taken all action, corporate or otherwise, necessary to authorize the execution, delivery and performance by such Principal Subsidiary of the Consent.

3.04 No Conflict.    The execution, delivery and performance by the Company of this Fifth Amendment and the execution, delivery and performance by each of the Principal Subsidiaries of the Consent, in each case will not (i) conflict with or result in any breach or violation of any provision of the certificate or articles of incorporation or by-laws (or other organizational documents) of the Company or any of its Subsidiaries, (ii) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Company or any of its Subsidiaries is a party or to which any of their respective properties or assets are subject, (iii) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (iv) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

3.05 Binding Effect.

(a) This Fifth Amendment has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) The Consent has been duly executed and delivered by each Principal Subsidiary party thereto, and constitutes the legal, valid and binding obligation of such Principal Subsidiary enforceable against such Principal Subsidiary in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 4. Conditions.    This Fifth Amendment and the effectiveness of the amendments set forth in Section 2 hereof shall be effective as of October 25, 2002 (the “Effective Date”) upon the satisfaction in full in the judgment of the Agent and the Required Lenders of each of the following conditions precedent set forth in this Section 4:

4.01 Execution of the Fifth Amendment and Receipt of other Documents.

(a) The Company, the Agent and the Required Lenders shall have executed an original counterpart of this Fifth Amendment and shall have delivered (including by way of facsimile transmission) the same to the Agent.

(b) The Agent shall have received an original or facsimile counterpart of the Guarantor Acknowledgment and Consent in the form of Exhibit A attached hereto (the “Consent”) duly executed and delivered by each of the Principal Subsidiary parties thereto.

4.02 Fees and Expenses.    The Company shall have paid to the Agent all unpaid costs and expenses (including reasonable fees and expenses of counsel for the Agent) incurred by the Agent in connection with the Credit Agreement and any other Loan Document.

Section 5. General Confirmations and Amendments.

5.01 Continuing Effect.    Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

5.02 No Waiver.    This Fifth Amendment is limited as specified and the execution, delivery and effectiveness of this Fifth Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.

5.03 References.

(a) From and after the Effective Date, (i) the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Fifth Amendment and (ii) all of the terms and provisions of this Fifth Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.

(b) From and after the Effective Date, (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

Section 6. Miscellaneous.

6.01    Governing Law. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.02    Severability. The provisions of this Fifth Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Fifth Amendment in any jurisdiction.

6.03    Counterparts. This Fifth Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

6.04    Headings. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose.

6.05    Binding Effect; Assignment. This Fifth Amendment shall be binding upon and inure to the benefit of the Company, the Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and obligations of the Company under this Fifth Amendment shall not be assigned or delegated without the prior written consent of the Agent and the Lenders.

6.06    Expenses. The Company agrees to pay the Agent upon demand for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent (who may be employees of the Agent), incurred by the Agent in connection with the preparation, negotiation and execution of this Fifth Amendment and any other document required to be furnished herewith.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GEORGIA-PACIFIC CORPORATION

By:	/s/ Phillip M. Johnson
Name:	Phillip M. Johnson
Title:	Vice President and Treasurer

BANK OF AMERICA, N.A., as Agent, Issuing Bank, and as a Lender

By:	/s/ Michael Balok
Name:	Michael Balok
Title:	Managing Director

MERRILL LYNCH CAPITAL CORPORATION, as a Co-Syndication Agent and as a Lender

By:
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC., as a Co-Syndication Agent and as a Lender

By:	/s/ Todd Vannucci
Name:	Todd Vannucci
Title:	Executive Director

THE BANK OF NEW YORK, as a Lender

By:	/s/ David C. Siegel
Name:	David C. Siegel
Title:	Vice President

[Signature page to Fifth Amendment]

THE BANK OF TOKYO-MITSUBISHI, LTD., as a Lender

By:	/s/ Spencer Hughes
Name:	Spencer Hughes
Title:	Authorized Signatory

BANK ONE, N.A., as a Lender

By:	/s/ Steven P. Sullivan
Name:	Steven P. Sullivan
Title:	Associate Director

BNP PARIBAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

JP MORGAN CHASE BANK formerly known as THE CHASE MANHATTAN BANK, as a Lender

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Vice President

CIBC INC., as a Lender

By:	/s/ Nora Q. Catiis
Name:	Nora Q. Catiis
Title:	Authorized Signatory

[Signature page to Fifth Amendment]

CITIBANK, N.A., as a Lender

By:	/s/ David L. Harris
Name:	David L. Harris
Title:	Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Harry Yergey
Name:	Harry Yergey
Title:	Senior Vice President and Manager

By:	/s/ Brian Campbell
Name:	Brian Campbell
Title:	Senior Vice President

MIZUHO CORPORATE BANK, as a Lender

By:	/s/ James Masters
Name:	James Masters
Title:	Senior Vice President

DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLAND BRANCHES, as a Lender

By:	/s/ Christian Dallwitz
Name:	Christian Dallwitz
Title:	Director

By:	/s/ Hans-Josef Thiele
Name:	Hans-Josef Thiele
Title:	Director

[Signature page to Fifth Amendment]

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, as successor by merger to DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG, CAYMAN ISLAND BRANCH, as a Lender

By:	/s/ Bernd Henrik Franke
Name:	Bernd Henrik Franke
Title:	Vice President

By:	/s/ James A. Kyprios
Name:	James A. Kyprios
Title:	Vice President

KBC BANK, N.V., as a Lender

By:	/s/ Robert Snauffer
Name:	Robert Snauffer
Title:	First Vice President

By:	/s/ Eric Raskin
Name:	Eric Raskin
Title:	Vice President

THE SANWA BANK, LIMITED, acting through its New York Branch, as a Lender

By:
Name:
Title:

[Signature page to Fifth Amendment]

SUMITOMO MITSUI BANKING CORPORATION, formerly known as THE SUMITOMO BANK, LIMITED, as a Lender

By:	/s/ Leo E. Pagarigan
Name:	Leo E. Pagarigan
Title:	Senior Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Jarrette A. White, III
Name:	Jarrette A. White, III
Title:	Managing Director

TORONTO-DOMINION (TEXAS), INC., as a Lender

By:	/s/ Carol Brandt
Name:	Carol Brandt
Title:	Vice President

UBS AG STAMFORD BRANCH, as a Lender

By:	/s/ Wilfred V. Saint
Name:	Wilfred V. Saint
Title:	Associate Director Banking Products Services, US

By:	/s/ Luke Goldsworthy
Name:	Luke Goldsworthy
Title:	Associate Director Banking Products Services, US

WACHOVIA BANK, N.A., as a Lender

By:	/s/ Shawn Janko
Name:	Shawn Janko
Title:	Vice President

[Signature page to Fifth Amendment]

MIZUHO CORPORATE BANK, LTD.

By:	/s/ James W. Masters
Name:	James W. Masters
Title:	Senior Vice President

[Signature page to Fourth Amendment]